NORWEST BANKS                                                           SECURITY
                                                                       AGREEMENT


                                             Date:    June 28, 1996

Debtor                              Secured party

Nortech forest Technologies, Inc.   Norwest Bank Minnesota, National Association
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Business or residence address       Address

7600 West 27th Street               7900 Xerxes Avenue South
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City, state & zip code              City, state & zip code

St. Louis Park, MN 55426            Bloomington, MN 55431-2206
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1. SECURITY INTEREST AND COLLATERAL. To secure the payment and performance of each and every debt, liability and obligation of every type ad description which Debtor may now or at any time hereafter owe to Secured Party (whether such debt, liability or obligation now exists or is hereafter created or incurred, whether it is currently contemplated by the Debtor and Secured Party, whether any documents evidencing it refer to this Security Agreement, whether it arises with or without any documents (e.g., obligations to Secured Party created by checking overdrafts), and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several; all such debts, liabilities and obligations being herein collectively referred to as the "Obligations"), Debtor hereby grants Secured Party a security interest (herein called the "Security Interest") in the following property (therein called the "Collateral") (check applicable boxes and complete information ):

     (a) INVENTORY

         [x] All inventory of Debtor, whether now owned or hereafter acquired and wherever located;

     (b) EQUIPMENT, FARM PRODUCTS AND CONSUMER GOODS:

         [x] All equipment of Debtor, whether now owned or hereafter acquired, including but not limited to all preseNt and future machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and recordkeeping equipment, parts and tools, and the goods described in any equipment schedule or list herewith or hereafter furnished to Secured Party by Debtor (but no such schedule or list need be furnished in order for the security interest granted herein to be valid as to all of Debtor's equipment).

         [ ] All farm products of Debtor, whether now owned or hereafter acquired, including but not limited to (i) aLl poultry and livestock and their young, products thereof and produce thereof,
              (ii) all crops, whether annual or perennial, and the products thereof, and (iii) all feed, seed, fertilizer, medicines and other supplies used or produced by Debtor in farming operations, and
              (iv) any crop insurance payments and any government farm support payments, including any diversion or deficiency payments. The real estate concerned with the above described crops growing or to grown is:
              __________________________________________________________________
              __________________________________________________________________
              __________________________________________________________________
              __________________________________________________________________
              and the name of the record owner is:______________________________

         [ ]    The following goods or types of goods:
              __________________________________________________________________
              __________________________________________________________________
              __________________________________________________________________
              __________________________________________________________________

     (c) ACCOUNTS AND OTHER RIGHTS TO PAYMENT:

         [x] Each and every right of Debtor to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property by Debtor, out of a rendering of services by Debtor, out of a loan by Debtor, out of the overpayment of taxes or other liabilities of Debtor, or otherwise arises under any contract or agreement, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which Debtor may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any of the property of such account debtor or other obligor; all including but not limited to all present and future debt instruments, chattel papers, accounts, loans and obligations receivable and tax refunds.

         [ ]  __________________________________________________________________
              __________________________________________________________________
              __________________________________________________________________
              __________________________________________________________________

     (d) GENERAL INTANGIBLES:
         [x] All general intangibles of Debtor, whether now owned or hereafter acquired, including, but not limited to, applications for patents, patents, copyrights, trademarks, trade secrets, good will, tradenames, customers' lists, permits and franchises, and the right to use Debtor's name.

together with all substitutions and replacements for and products of any of the foregoing property not constituting consumer goods and together with proceeds of any and all of the foregoing property and, in the case of all tangible Collateral, together with all accessions and, except in the case of consumer goods, together with (i) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any such goods, and (ii) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods.

2. Representations, Warranties and Agreements. Debtor represents, warrants and agrees that:

     (a) Debtor is [ ] an individual, [ ] a partnership, [x] a corporation and, if Debtor is an individual, the Debtor's residence is at the address of Debtor shown at the beginning of this Agreement.

     (b) The Collateral will be used primarily for [ ] personal, family or household purposes [ ] farming operations [x] business purposes.

     (c) [ ] If any part or all of the tangible Collateral will become so related to particular real estate as to become a fixture, the real estate concerned is:
         ______________________________________________________________________
         ______________________________________________________________________
         and the name of the record owner is:__________________________________

     (d) Debtor's chief executive office is located at _________________________ or, if left blank, at the address Debtor shown at the beginning of this Agreement.



           THIS AGREEMENT CONTAINS ADDITIONAL PROVISIONS SET FORTH ON PAGES 1 AND 2 HEREOF, ALL OF WHICH ARE MADE A PART HEREOF.

Norwest Bank Minnesota, National               Nortech Forest Technologies, Inc.
Association
____________________________________________   _________________________________
                  Secured party's name                Debtor's name


By _________________________________________   By _____________________________

Title: Tod Jelinski-Assistant Vice President   Title: Thomas J. dePetra - CEO
       _____________________________________          _______________________

                                               By _____________________________

                                               Title: _________________________




          NORWEST BANKS                              INSTALLMENT PROMISSORY NOTE
                                                     COMMERCIAL - NO DISCLOSURES

Nortech Forest Technologies, Inc.    Date:                Dollars ($)  69,000.00
                                                          ----------------------
                                     June 28, 1996        Due Date     8-31-96
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For value received, the undersigned (if more than one,    Note number
jointly and severally) to pay to the order of Norwest     ----------------------
Bank Minnesota, National Association (the "Bank") at      Division 420
7900 Xerxes Avenue South Bloomington, MN 55431-2206 or    ----------------------
at any other place designated at any time by the holder   Initial rate Base rate
hereof, in lawful money of the United States of           +5.00 floating %
America, the principal sum of                             ----------------------
                                                          Collateral code
                                                          ----------------------
                                                          Disbursement
                                                          ----------------------

Sixty-Nine Thousand and 00/100 Dollars ($69,000.00), together with interest (calculated on the basis of actual days elapsed in a 360 day year) on the unpaid balance hereof from the date hereof until this Note is fully paid, at the following rate:

     [ ] an annual rate of __________________% (herein the "Note Rate");

     [x] an annual rate equal to 5.00% in excess of the Base Rate from time to time in effect, each change in the interest rate hereon to become effective on the day the corresponding change in the Base Rate becomes effective (the resulting rate is herein referred to as the "Note Rate");

     [ ] an annual rate which, for any particular month, shall be ___________% in excess of the Base Rate in effect on the ________________ day of the immediately preceding month (the resulting rate is herein referred to as the "Note Rate")'

     [ ] an annual rate ________________________________________________________
         _______________________________________________________________________

provided that, if this Note has a variable rate of interest, the annual rate (I) shall at no time be less than _________%, (ii) shall at no time exceed an annual rate, if one be specified, [ ] of _________________% [ ] that is _______________% above the discount rate on 90-day commercial paper in effect from time to time at the Federal Reserve Bank of ______________________________ and (iii) if the Bank is located in the State of Minnesota and the original principal amount of this Note is less than $100,000, or if the Bank is located in the State of North Dakota, shall be the same rate after the due date hereof (whether it be the stated maturity date or such earlier date by reason of acceleration or demand for payment) as was in effect on such due date. Unless clause (iii) above applies, the unpaid principal and interest due on this Note at maturity (whether it be the stated maturity date or such earlier date by reason of acceleration or demand for payment) shall bear interest until paid at the rate of _______________% in excess of the Note Rate.


As used herein, "Base Rate" means the rate of interest established by the Bank from time to time as its "base" or "prime" rate.

The undersigned promises to pay the principal and interest hereof a follows:

[ ] Principal and interest shall be paid together in ______________________ consecutive ______________________ installments of $______________________
     each, beginning _______________, and on the same day of each_______________ hereafter until _____________________________, plus irregular installments as follows: $____________________________ on ____________________________;
     $________________________________ on _______________________________; and
     $___________________________ on _________________________________.

     On ____________________________________, the entire unpaid principal and accrued and unpaid interest hereon shall become due and payable. Each such installment, when paid, shall be applied first in payment of interest, as billed, and the balance thereof shall be applied in reduction of principal.

[x]  Principal only shall be paid as follows:
     [x] in 1 consecutive monthly installments of $2000.00 each, beginning
         July 1, 1996, and on the same day of each month thereafter until July 31, 1996, plus a final payment on August 31, 1996, when the entire unpaid principal shall become due and payable;
on   [ ] $_____________ on ________________; $_____________ on ________________;
         $_____________ on ________________; $_____________ on ________________;
         $_____________ on ________________; $_____________ on ________________;
         and in addition, interest is payable monthly, beginning ______________,


The undersigned may, at any time and from time to time, prepay the principal amount outstanding in whole or in part, without penalty or premium. Any partial prepayment shall be applied against the principal portion of the installments due hereunder in inverse order of maturity.

[ ] Each time any installment of principal or interest hereunder is not paid when due or within ___________________ days thereafter, the undersigned agrees to pay a late charge of $______________________ upon demand by the Bank.

If any installment of principal and/or interest hereunder is not paid when due, or if any other indebtedness of the undersigned to the Bank is not paid when due, or if any event of default shall occur under any mortgage, security agreement or other instrument securing this Note, or if a garnishment summons or a writ of attachment is issued against or served upon the Bank for the attachment of any property of the undersigned in the Bank's possession or any indebtedness owing to the undersigned, or if the holder hereof shall at any time in good faith believe that the prospect of due and punctual payment of this Note is impaired, then, in any such event, the holder hereof may, at its option, declare this Note to be immediately due and payable and thereupon this Note shall be immediately due and payable, together with all unpaid interest accrued hereon, without notice or demand. Upon the occurrence of an event of default, the Bank shall also have the right to set off the indebtedness evidenced by this Note against any indebtedness of Bank to the undersigned. This Note shall also become automatically due and payable (including unpaid interest accrued thereon) without notice or demand should the undersigned die (an individual) or should a petition be filed by or against the undersigned under the United States Bankruptcy Code.

Unless prohibited by law, the undersigned agree(s) to pay all costs of collection, including reasonable attorney's fees and legal expenses, incurred by the holder hereof in the event this Note is not duly paid. The holder hereof may change any terms of payment of this Note, including extensions of time and renewals, and release any security for, or any party to, this Note without notifying or releasing any accommodation maker, endorser or guarantor from liability on this Note. Presentment or other demand for payment, notice of dishonor and protest are hereby waived by the undersigned and each endorser or guarantor. The undersigned agree(s) that each provision whose box is checked is part of this Note and that this Note may not be changed orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought. This Note shall be governed by the substantive laws of the state named as part of the Bank's address above.

[xx]    This Note is secured.                       [ ]   This Note is unsecured
        Disputes arising from the obligations evidenced by this note are subject to arbitration per the terms of a signed arbitration agreement.
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Purpose of loan

finance accounts receivable and inventory      NORTECH FOREST TECHNOLOGIES, INC.
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Address

7600 West 27th Street                          By
                                                       Thomas J. dePetra, CEO
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                                                       Thomas J. dePetra
City, State and Zip
St. Louis Park, MN 55426
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